                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       SIGMA DESIGNS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              SIGMA DESIGNS, INC.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 2, 1995

                             ---------------------

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Shareholders of Sigma Designs, Inc., a California corporation ("Sigma" or the "Company"), will be held on Friday, June 2, 1995 at 2:00 p.m., local time, at the principal executive offices of the Company at 46501 Landing Parkway, Fremont, California 94538, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are elected;

    2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 31, 1996; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on April 6, 1995 are entitled to notice of and to vote at the meeting and any adjournment thereof.

    All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          Q. Binh Trinh
                                          SECRETARY

Fremont, California
April 25, 1995

                              SIGMA DESIGNS, INC.
                               ------------------

                                PROXY STATEMENT
                    FOR 1995 ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of Sigma Designs, Inc. ("Sigma" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, June 2, 1995 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of the Company at 46501 Landing Parkway, Fremont, California 94538. The Company's telephone number at that location is (510) 770-0100.

    These proxy solicitation materials were mailed on or about April 25, 1995 to all shareholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

    The purposes of the Annual Meeting are to (i) elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified, (ii) ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year 1996, and (iii) transact such other business as may properly come before the Annual Meeting and at any and all continuations or adjournments thereof.

RECORD DATE AND SHARE OWNERSHIP

    Shareholders of record at the close of business on April 6, 1995 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. At the Record Date, 7,511,472 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see "OTHER INFORMATION -- Share Ownership by Principal Shareholders and Management." The closing price of the Company's Common Stock on the Nasdaq National Market System on the Record Date was $5.00 per share.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of proxy.

VOTING AND SOLICITATION

    Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than five (5) candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

    Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominees as a director; and (ii) FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as the Board of Directors may recommend.

    The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "For" or "Against" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company which are intended to be presented by such shareholders at the 1996 Annual Meeting of Shareholders must be received by the Company no later than December 15, 1995 in order to have them included in the proxy statement and form of proxy relating to that meeting.

FISCAL YEAR END

    The Company's fiscal year ends on January 31. Fiscal 1995 ended on January 31, 1995 and is referred to herein as the "Last Fiscal Year."

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTORS

    A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five (5) nominees named below all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

RECOMMENDATION

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

NOMINEES FOR DIRECTOR

    The names of the nominees, each of whom is currently a director of the Company, and certain information about them is set forth below, including information furnished by them as to their principal occupation for the last five
(5) years and their ages as of April 6, 1995.

                                                                                             DIRECTOR
NAME OF NOMINEE                   AGE                    PRINCIPAL OCCUPATION                  SINCE
- ----------------------------      ---      ------------------------------------------------  ---------
Thinh Q. Tran                         41   Chairman of the Board, President and Chief          1982
                                           Executive Officer of the Company
Julien Nguyen                         37   Co-Chairman of the Board and Chief Technical        1993
                                           Officer of the Company
Q. Binh Trinh (1)                     51   Vice President -- Finance, Chief Financial          1984
                                           Officer and Secretary of the Company
Alexander Au (1)(2)                   51   President and Chief Executive Officer, Silicon      1989
                                           Magic Corporation
William J. Almon (1)(2)               62   President and Chief Executive Officer, StorMedia    1994
                                           Inc.

- ------------------------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

    Except as set forth below each of the nominees has been engaged in his principal occupation described above during the past five (5) years. Mr. Trinh is the brother-in-law of Mr. Tran. There are no other family relationships among directors or officers of the Company.

    Dr. Au has served as a Director of the Company since January 1989. Since April 1994, he has served as President and as a Director of Silicon Magic Corporation, a manufacturer of specialty memory products. Dr. Au served as President and as a Director of Vitelic Corporation, a manufacturer of specialty memory products, from 1983 until April 1994.

    Mr. Nguyen has served as Co-Chairman of the Board and Chief Technical Officer of the Company since January 1995 and as a Director since October 1993. From August 1993 until January 1995, he served as the Vice President -- Engineering and Chief Technical Officer of the Company. From

May 1992 until October 1993, Mr. Nguyen was President and Chief Executive Officer of E-Motions, Inc., which was acquired by the Company in July 1993. From 1986 to 1991, Mr. Nguyen worked at Radius, Inc. as Director of Product Development.

    Mr. Almon has served as a Director of the Company since April 1994. In May 1994, he became President and Chief Executive Officer of StorMedia Inc., a manufacturer of thin film discs. From December 1989 until February 1993, Mr. Almon served as President and Chief Operating Officer of Conner Peripherals, Inc., a manufacturer of computer disk drives and storage management devices. From 1958 until 1987, Mr. Almon held various management positions with the IBM Corporation, most recently as Vice President, Low End Storage Products. Mr. Almon also serves as a Director of Read Rite Corporation.

VOTE REQUIRED

    The five (5) nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of five (5) meetings during the Last Fiscal Year. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

    The Audit Committee of the Board of Directors, currently consisting of Mr. Trinh, Dr. Au and Mr. Almon, met two (2) times during the Last Fiscal Year. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its systems of internal accounting controls.

    The Compensation Committee currently consists of directors Dr. Au and Mr. Almon. During the Last Fiscal Year, the Compensation Committee held one (1) meeting. The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy.

DIRECTOR COMPENSATION

    Members of the Board of Directors are currently compensated at the rate of $500 per Board meeting attended plus out-of-pocket expenses for attending such meetings. During the Last Fiscal Year, each of Dr. Au and Mr. Almon, who served on the Board as non-employee directors, were automatically granted 10,000 shares of the Company's Common Stock at an exercise price of $4.88 per share pursuant to the 1994 Director Option Plan. In addition during the Last Fiscal Year pursuant to the 1994 Director Option Plan, Dr. Au was automatically granted 2,500 shares of the Company's Common Stock at an exercise price of $7.50 per share.

                                 PROPOSAL NO. 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending January 31, 1996. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

    Deloitte & Touche LLP has audited the Company's consolidated financial statements for each fiscal year since the Company's inception. Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

RECOMMENDATION

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 31, 1996.

VOTE REQUIRED

    The affirmative votes of the Votes Cast will be required to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 31, 1996.

                               OTHER INFORMATION

EXECUTIVE OFFICERS

    In addition to Messrs. Tran, Trinh and Nguyen, the following persons were executive officers of the Company as of April 6, 1995:

NAME                   AGE                                   POSITION
- ------------------     ---     --------------------------------------------------------------------
Silvio Perich          46      Senior Vice President, Worldwide Sales
Michael Nelson         51      General Manager -- Software Publishing Division

    Mr. Perich joined the Company in September 1985 as Director, Sales. In September 1992, Mr. Perich became Senior Vice President, Worldwide Sales of the Company. Mr. Perich was a co-founder of Costar Incorporated, a manufacturer's representative organization for high technology products, where he served as partner from October 1979 to September 1985. From September 1979 until September 1992, Mr. Perich served in several sales management roles at Siliconix, Inc., a specialty semiconductor manufacturer. In addition, Mr. Perich was the founder of Mondix Corporation, an international sales management consultant firm, where he served as President from December 1979 to October 1983.

    Mr. Nelson joined the Company in March 1995 as the General Manager -- Software Publishing Division. From May 1993 until March 1995, he served as the Chief Operating Officer of Velocity, Inc., an educational-entertainment computer software company. Mr. Nelson served as the Chief Operating Officer of Spectrum Holobyte, Inc., an entertainment computer software company, from June 1990 until April 1993. From January 1989 until May 1990, he served as Senior Vice President of Marketing and Sales of W.R. Grace & Company, Specialty Business Group SOFT*KAT, a distributor of education and home computer software. In addition from January 1987 until December 1989, Mr. Nelson served as the Senior Vice President of Mellert Hanking, Inc., a general consulting firm in technology, food and distribution areas.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC") and with Nasdaq. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with, except that Julien Nguyen was late in filing one Form 4, resulting in seven transactions by him not being reported on a timely basis.

SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of Common Stock of the Company as of April 6, 1995 by: (a) each director; (b) each of the officers named under "EXECUTIVE COMPENSATION -- Summary Compensation Table"; (c) all directors and executive officers as a group; and (d) each person known to the Company who beneficially owns 5% or more of the outstanding shares of its Common Stock. The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of April 6, 1995 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Unless otherwise indicated, officers and directors can be reached at the Company's principal executive offices. A total of 7,511,472 shares of the Company's Common Stock were issued and outstanding as of April 6, 1995:

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              --------------------
NAME                                                          NUMBER (1)   PERCENT
- ------------------------------------------------------------  ----------   -------
Julien Nguyen                                                    775,000    10.3
Thinh Q. Tran (2)                                                451,573     6.0
Q. Binh Trinh (3)                                                154,835     2.1
Silvio Perich (4)                                                 92,000     1.2
Alexander Au (5)                                                   7,500     *
Michael Nelson                                                         0     *
William J. Almon                                                       0     *
All Directors and Executive Officers as a
 group (7 persons) (6)                                         1,480,908    19.7

- ------------------------
*    Represents less than one percent.

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Includes 120,573 shares issuable upon exercise of outstanding options which were exercisable at April 6, 1995 or within sixty (60) days thereafter.

(3) Includes 103,000 shares issuable upon exercise of outstanding options which were exercisable at April 6, 1995 or within sixty (60) days thereafter.

(4) Includes 92,000 shares issuable upon the exercise of outstanding options which were exercisable at April 6, 1995 or within sixty (60) days thereafter.

(5) Includes 7,500 shares issuable upon the exercise of outstanding options which were exercisable at April 6, 1995 or within sixty (60) days thereafter.

(6) Includes 323,073 shares issuable upon the exercise of outstanding options held by five (5) officers and directors which were exercisable at April 6, 1995 or within sixty (60) days thereafter.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information with respect to the compensation paid by the Company for services rendered during fiscal years 1995, 1994 and 1993 to Thinh Q. Tran, Silvio Perich and Julien Nguyen (the "Named Officers"). No other executive officer of the Company earned compensation exceeding $100,000 during the Last Fiscal Year. The table lists the principal position held by each Named Officer in the Last Fiscal Year.

                                                                                                                     LONG-TERM
                                                                                        ANNUAL COMPENSATION         COMPENSATION
                                                                                  -------------------------------      AWARDS
                                                                                  FISCAL                            ------------
NAME AND PRINCIPAL POSITION                                                        YEAR    SALARY ($)   BONUS ($)   OPTIONS (#)
- --------------------------------------------------------------------------------  ------   ----------   ---------   ------------
                                                                                    1995   157,192         --        400,000
Thinh Q. Tran                                                                       1994   107,146         --        120,000
 Chairman of the Board, President and Chief Executive Officer                       1993    99,554         --         40,000(1)
Julien Nguyen                                                                       1995   126,116         --            --
 Vice President -- Engineering and                                                  1994    50,769(2)      --            --
 Chief Technical Officer                                                            1993       --          --            --
                                                                                    1995    86,615      18,357(3)     20,000
Silvio Perich                                                                       1994   126,776       8,324(4)     30,000
 Senior Vice President, Worldwide Sales                                             1993    85,509      34,367(5)     80,000(6)

- ------------------------
(1) On July 2, 1992, the Special Stock Option Committee canceled the option to purchase a total of 40,000 shares of the Company's Common Stock granted to Mr. Tran in December 1988 at a purchase price of $8.50 and granted Mr. Tran an option to purchase 40,000 shares of the Company's Common Stock at a purchase price of $4.25 per share.
(2) Mr. Nguyen joined the Company in August 1993. This amount represents the total amount of salary paid to Mr. Nguyen for the fiscal year ended January 31, 1994.
(3) Represents total amount of commission paid to Mr. Perich for the fiscal year ended January 31, 1995.
(4) Represents total amount of commission paid to Mr. Perich for the fiscal year ended January 31, 1994.
(5) Represents total amount of commission paid to Mr. Perich for the fiscal year ended January 31, 1993.
(6) On July 2, 1992, the Board of Directors of the Company canceled the option to purchase 80,000 shares of the Company's Common Stock granted to Mr. Perich in August 20, 1986 at a purchase price of $3.38 and granted Mr. Perich an option to purchase a total of 80,000 shares of the Company's Common Stock at a purchase price of $4.25 per share.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information with respect to options granted in the Last Fiscal Year to the Named Officers.

                                                                  INDIVIDUAL GRANTS
                                               --------------------------------------------------------    POTENTIAL REALIZABLE
                                                               PERCENT OF                                    VALUE AT ASSUMED
                                                              TOTAL OPTIONS                               ANNUAL RATES OF STOCK
                                                SHARES OF      GRANTED TO                                 PRICE APPRECIATION FOR
                                               COMMON STOCK   EMPLOYEES IN                                   OPTION TERM (2)
                                                UNDERLYING     FISCAL YEAR      EXERCISE     EXPIRATION   ----------------------
NAME                                           OPTIONS (#)         (1)        PRICE ($/SH)      DATE          5%         10%
- ---------------------------------------------  ------------   -------------   ------------   ----------   ----------  ----------
Thinh Q. Tran                                    400,000(3)       44.1%          $4.88         08/16/04   $3,568,000  $4,916,000
Julien Nguyen                                       --             --              --            --           --          --
Silvio Perich                                     20,000(4)        2.2%          $4.88         08/16/00   $   80,000  $  137,200

- ------------------------
(1) The Company granted options representing 907,500 shares to employees in the Last Fiscal Year under the Company's 1984 and 1994 Incentive Stock Option Plans.

(2) The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock price.

(3)  These  options were granted under the Company's 1994 Incentive Stock Option
     Plan and have exercise prices equal to the fair market value on the date of grant. The options become exercisable cumulatively over a period of five
     (5) years at the rate of twenty percent (20%) of the shares one (1) year after the vesting commencement date specified in the grants and 1/60 of the shares each month thereafter for the next four (4) years. The options expire ten (10) years from the date of grant. The 1994 Incentive Stock
     Option Plan is currently administered by the Compensation Committee, which has broad discretion and authority to amend outstanding options and to reprice options, whether through an exchange of options or an amendment thereto.

(4)  These  options were granted under the Company's 1984 Incentive Stock Option
     Plan and have exercise prices equal to the fair market value on the date of grant. The options become exercisable cumulatively over a period of five
     (5) years at the rate of twenty percent (20%) of the shares one (1) year after the vesting commencement date specified in the grants and twenty percent (20%) of the shares each year thereafter for the next four (4) years. The options expire six (6) years from the date of grant.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

    The following table provides information with respect to option exercises in the Last Fiscal Year by the Named Officers and the value of such officers' unexercised options at January 31, 1995.

                                                                          TOTAL NUMBER OF UNEXERCISED   TOTAL VALUE OF UNEXERCISED
                                                                            OPTIONS AT FISCAL YEAR        IN-THE-MONEY OPTIONS AT
                                                                                    END (#)               FISCAL YEAR END ($)(1)
                                         SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
NAME                                     ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ---------------------------------------  ---------------   ------------   -----------   -------------   -----------   -------------
Thinh Q. Tran                                 6,666           62,727        118,668        457,524        354,809        906,287
Julien Nguyen                                --               --             --             --             --             --
Silvio Perich                                --               --             86,000         44,000        187,680        104,120

- ------------------------
(1) Market value of underlying securities based on the closing price of the Company's Common Stock on January 31, 1995 on Nasdaq, minus the exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Dr. Au, who became a director of the Company on January 3, 1989, is the President, a director and a principal shareholder of Silicon Magic Corporation ("Silicon Magic"). On June 30, 1994, the Company exchanged 600,000 shares of capital stock of Mosel/Vitelic Corporation for 600,000 shares of Series A Preferred Stock of Silicon Magic. The total number of shares of Silicon Magic held by the Company as of January 31, 1995 represented approximately 6.8% of the outstanding capital stock of Silicon Magic.

CERTAIN TRANSACTIONS

    See "EXECUTIVE COMPENSATION -- Compensation Committee Interlocks and Insider Participation" above.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company's employee stock benefit plan for executive officers. The Compensation Committee is currently composed of independent, non-employee directors who, except as disclosed under "EXECUTIVE COMPENSATION -- Compensation Committee Interlocks and Insider Participation," have no interlocking relationships as defined by the Securities and Exchange Commission.

    The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the "Executive Officers") should be influenced by the Company's performance. The Committee establishes the salaries of all of the Executive Officers by considering (i) the Company's financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility, (iii) the salaries of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and executive officer compensation. The Committee believes that the Company's executive officer salaries in the Last Fiscal Year were among the lowest in the industry for similarly-sized businesses.

    In addition to salary, the Committee, from time to time, grants options to Executive Officers. The Committee thus views stock option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. And one of the principal factors considered in granting stock options to an Executive Officer is the Executive Officer's ability to influence the Company's long-term growth and profitability.

                                          Compensation Committee
                                          Alexander Au
                                          William J. Almon

                               PERFORMANCE GRAPH

    The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for the five-year period beginning January 31, 1990 and ended January 31, 1995 for the Company, the CRSP Index for Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and the CRSP Index for Nasdaq Computer Manufacturers Stocks (the "Nasdaq Computer Manufacturers Index"). The graph assumes that $100 was invested in the Company's Common Stock on January 31, 1990 and in the Nasdaq Index and the Nasdaq Computer Manufacturers Index on January 31, 1990. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   1/31/90    1/31/91    1/31/92    1/29/93    1/31/94    1/31/95
SIGMA DESIGNS, INC                                                      100       78.6         80       74.3      162.9       75.7
Nasdaq Stock Market (U.S. Companies)                                    100      103.3      157.9      178.5      204.1      194.7
Nasdaq Computer Manufacturers Stocks SIC 3570-3579 US & Foreign         100      133.9      174.4      215.2      203.5      208.4
Notes:
A. The lines represent monthly index levels derived
from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market
capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end,
is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100 on 01/31/90.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

    It is important that your shares of stock be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          The Board of Directors

Dated: April 25, 1995

PROXY

                               SIGMA DESIGNS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 APRIL 25, 1995

     The undersigned shareholder of Sigma Designs, Inc. (the "Company"), hereby appoints Thinh Q. Tran and Q. Binh Trinh and each of them, with power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all the shares of Common Stock of the Company held of record by the undersigned on April 6, 1995, at the 1995 Annual Meeting of Shareholders of the Company to be held on June 2, 1995 at 2:00 p.m., local time, at the Company's offices at 46501 Landing Parkway, Fremont, California 94538, and any adjournments or postponements thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED APRIL 25, 1995.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                                               SEE REVERSE
                                                                   SIDE
                            - FOLD AND DETACH HERE -

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.
                                                  /X/ Please mark your
                                                      votes this way.

                             _____________
                                 COMMON

1. ELECTION OF DIRECTORS

   FOR all nominees           WITHHOLD             Thinh Q. Tran, Q. Binh Trinh,
 listed to the right          AUTHORITY            Alexander Au, Julien Nguyen
  (except as marked    to vote for all nominees       and William J. Almon.
   to the contrary)      listed to the right
                                                   (INSTRUCTION: To withhold
       / /                      / /                authority to vote for any
                                                   nominee, write that nominee's
                                                   name on the space provided
                                                   below.)
                                                   _____________________________


2. APPOINTMENT OF INDEPENDENT AUDITORS
   TO ratify the appointment of Deloitte
   & Touche LLP as independent auditors of
   the Company for the fiscal year ending
   January 31, 1996.

      FOR        AGAINST      ABSTAIN
     / /          / /           / /


3. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof.


MARK HERE
FOR ADDRESS     / /
CHANGE AND
NOTE BELOW


Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership please sign in partnership name by an authorized person.

Signature:__________________________________________Date_______________________

Signature:__________________________________________Date_______________________

Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE